UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2012

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

(e)  Effective April 2, 2012, the Company’s Board of Directors approved the promotion of Mark K. Boling from Executive Vice President to the position of President of the Company’s V+ Development Solutions corporate division. In light of Mr. Boling’s promotion and his new responsibilities in addition to his continuing responsibilities as General Counsel and Corporate Secretary, the Board of Directors requested that the Compensation Committee re-evaluate Mr. Boling’s 2012 total compensation package. Based upon certain peer data provided by the Compensation Committee’s outside compensation consultants, and upon the recommendation of the Company’s President & Chief Executive Officer and the Committee’s assessment of Mr. Boling’s overall responsibilities, on May 22, 2012, the Compensation Committee approved certain revisions to Mr. Boling’s 2012 compensation.  Effective June 1, 2012, Mr. Boling’s 2012 base salary will increase from $420,000 to $450,000 and his target 2012 annual cash incentive award and maximum 2012 annual cash incentive award under the Company's Incentive Compensation Plan, as a percentage of 2012 base salary, will increase from 125% and 187.5%, respectively, to 130% and 195%, respectively.  In all other respects, Mr. Boling’s 2012 compensation remains the same as previously disclosed.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2012, the Board of Directors of the Company approved the amendment of Section 3.1 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to add a reference to the Company’s stock ownership guidelines for directors.  The Bylaws as amended and restated (the “Amended and Restated Bylaws”) are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.  The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 22, 2012.  At the annual meeting, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

LEWIS E. EPLEY JR.	For:	284,213,818
	Against:	2,653,877
	Abstain:	6,685,410
	Nonvotes:	21,611,067
	Uncast:	0

ROBERT L. HOWARD	For:	281,692,503
	Against:	5,165,657
	Abstain:	6,694,859
	Nonvotes:	21,611,067
	Uncast:	87

CATHERINE A. KEHR	For:	288,176,032
	Against:	1,184,651
	Abstain:	4,192,423
	Nonvotes:	21,611,067
	Uncast:	0

GREG D. KERLEY	For:	273,091,206
	Against:	16,265,959
	Abstain:	4,195,941
	Nonvotes:	21,611,067
	Uncast:	0

HAROLD M. KORELL	For:	283,009,427
	Against:	3,856,921
	Abstain:	6,686,671
	Nonvotes:	21,611,067
	Uncast:	87

VELLO A. KUUSKRAA	For:	283,249,974
	Against:	3,622,051
	Abstain:	6,681,081
	Nonvotes:	21,611,067
	Uncast:	0

KENNETH R. MOURTON	For:	281,896,897
	Against:	4,978,729
	Abstain:	6,677,481
	Nonvotes:	21,611,067
	Uncast:	0

STEVEN L. MUELLER	For:	286,407,170
	Against:	2,945,904
	Abstain:	4,199,945
	Nonvotes:	21,611,067
	Uncast:	87

CHARLES E. SCHARLAU	For:	283,305,825
	Against:	3,560,901
	Abstain:	6,686,379
	Nonvotes:	21,611,067
	Uncast:	0

ALAN H. STEVENS	For:	283,040,839
	Against:	3,830,707
	Abstain:	6,681,560
	Nonvotes:	21,611,067
	Uncast:	0

In addition, the following proposals were voted at the Annual Meeting:

The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2012 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	309,759,787
Against:	1,032,214
Abstain:	4,372,172
Nonvotes:	0
Uncast:	0

With respect to the advisory vote regarding the compensation of our Named Executive Officers disclosed in the proxy statement in accordance with SEC rules, which vote is referred to as the “say-on-pay vote” and occurs each year in accordance with the frequency determined by the Board of Directors, the stockholders have approved the compensation of our Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	284,120,808
Against:	4,941,491
Abstain:	4,490,167
Nonvotes:	21,611,706
Uncast:	0

The stockholder proposal as set forth in the proxy statement requesting that the Company adopt an executive stock retention policy was not approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	58,565,427
Against:	227,381,116
Abstain:	7,605,924
Nonvotes:	21,611,706
Uncast:	0

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bylaws of Southwestern Energy Company Effective as of May 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 29, 2012	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Southwestern Energy Company Effective as of May 22, 2012